Exhibit 13

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Coral Gold Corp. (the "Company") on Form 20-F for the year ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). We, Matt Wayrynen, Chief Executive Officer and Andrea Regnier, Corporate Secretary, of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 11, 2004               /s/ Matt Wayrynen
                                     -------------------------------------------
                                     Matt Wayrynen, Chief Executive Officer
                                     (Principal Executive and Financial Officer)